Offerings - Offering: 1	Jun. 17, 2026 USD ($) shares
Offering:
Fee Previously Paid	false
Rule 457(a)	true
Security Type	Equity
Security Class Title	Ordinary Shares
Amount Registered | shares	4,958,481
Proposed Maximum Offering Price per Unit	6.53
Maximum Aggregate Offering Price	$ 32,378,880.93
Fee Rate	0.01381%
Amount of Registration Fee	$ 4,471.52
Offering Note	Consists of 4,958,481 ordinary shares of the registrant ("Ordinary Shares") that are issued and sold by the registrant to the selling securityholder named herein. The maximum aggregate offering price is estimated solely for the purpose of calculating the registration fee, based on the average of the high and low prices of the Ordinary Shares on The Nasdaq Stock Market LLC on June 16, 2026 ($6.53 per Ordinary Share). This calculation is in accordance with Rule 457(c).